                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

      SUPPLEMENT DATED SEPTEMBER 25, 2007 TO PROSPECTUSES DATED MAY 1, 2007

This Supplement is intended to supplement prospectuses dated May 1, 2007 that describe VENTURE(R) VARIABLE ANNUITY, VENTURE VANTAGE(R) VARIABLE ANNUITY, VENTURE III(R) VARIABLE ANNUITY and VENTURE VISION(R) VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. We call each of these prospectuses a "Product Prospectus."

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You should read this Supplement together with the Product Prospectus for the Contract you purchase, and retain both documents for future reference. If you would like another copy of the Product Prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.
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          Restrictions on Contracts used to fund certain tax-sheltered annuity plans

Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them. Effective September 25, 2007, new Treasury regulations impose certain conditions on an exchange of an annuity contract intended to qualify under Section 403(b) (the "exchanged annuity") for another annuity contract or other investment (the "replacing annuity") within the same retirement plan (a "Section 403(b) Qualified Plan"). Specifically, the replacing annuity must include distribution restrictions that are no less stringent than those imposed on the exchanged annuity and the employer must enter into an agreement with the issuer of the replacing annuity under which the employer and the issuer will from time to time in the future provide each other with certain information.

These new Regulations supersede the conditions specified under Rev. Rule 90-24 that were in effect for exchanges of Section 403(b) contracts prior to September 25, 2007. In light of these new Regulations:

     1. Effective September 25, 2007, we are suspending the issuance of new Contracts for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract are sent to us directly by your employer or the plan's administrator; and
     2. Effective September 25, 2007, we will not knowingly accept transfers from another existing annuity contract or other investment under a
         Section 403(b) Qualified Plan to a previously issued Contract used in a
         Section 403(b) Qualified Plan.
     3.  We will require certain signed documentation in the event:
         - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and
         - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.
     In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.


                333-71072      333-138846
                333-70728      033-79112
                333-70730      033-46217
                333-70850      333-83558
                333-71074      333-61283